Income Tax Expense - Summary of Reconciliation of Deferred Tax Assets and Liabilities Included in Consolidated Statements of Financial Position (Detail) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred Tax Assets And Liabilities [line items]
Deferred tax assets	€ 1,975	€ 1,965
Net deferred tax assets	1,665	1,032
Deferred tax liabilities	(996)	(996)
Deferred tax liabilities compensated [member]
Deferred Tax Assets And Liabilities [line items]
Deferred tax liabilities compensated	€ (310)	€ (933)